EXHIBIT 10.27

Hosted Services Agreement

AMENDMENT NO. 29 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 29 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of December 02, 2013, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; and (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; and (xxviii) Amendment No. 28 dated as of August 1, 2013 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A – Hosted Reservation Services, as follows:

a)             Scope of Services (Replaced).  The two (2) rows for “InterAirline Through Check-in (IATCI)” found in Section 2, Scope of Services, of Exhibit A are hereby deleted in their entirety and replaced as follows:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X	Inter Airline Through Check-in (IATCI) with: • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2              Amendment to Exhibit H – Price and Payment, as follows:

a)             Monthly Recurring Service Fees (Added).  The last sentence of the bullet which begins with “Type B/Teletype Inbound Interline and Inbound E-ticket” in Section 1.1.1, Monthly Recurring Service Fees – New Skies Bundle, is hereby deleted and replaced in its entirety as follows:

Additional partners in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners documented above, each of which will be charged the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month include: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

b)            Monthly Recurring Service Fees (Replaced).  The bullet which begins with “Type B/Teletype Inbound Interline and paper ticketing“ in Section 1.1.1, Monthly Recurring Service Fees – New Skies Bundle, is hereby deleted and replaced in its entirety as follows:

•         Type B/Teletype Inbound Interline and paper ticketing with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows:  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Customer may replace a partner with another partner or add an additional partner via a mutually agreed and executed amendment.  Any Type B/Teletype Inbound Interline paper ticketed partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional Monthly Recurring Service Fees which will be quoted upon request.

c)             Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H apply for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as an additional IATCI partner.

3              No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

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NAVITAIRE Proprietary and Confidential